UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2007

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 29, 2007, Gulfport Energy Corporation (the “Company”) issued a press release announcing a new field discovery at its East Hackberry field in southern Louisiana and updating its estimated 2006 total production. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Note: The information contained in this Item 7.01 (including Exhibit 99.1) is intended to be deemed “filed” rather than “furnished” under the Securities Exchange Act of 1934, as amended.

Item 8.01. Other Events.

In its Quarterly Report on Form 10-QSB for the third quarter of 2006, filed with the Securities and Exchange Commission on November 13, 2006, the Company provided information regarding certain pending lawsuits. This included information relating to an accident that occurred in October 2006 north of the Company’s production facilities in the West Cote Blanche Bay field in Southern Louisiana involving two contracted vehicles that were performing work on the Company’s behalf. The information contained in the Form 10-QSB is hereby updated to report that the limitation of liability action filed by Athena Construction, L.L.C. (“Athena”) in the United States District Court for the Eastern District of Louisiana has now been transferred to the United States District Court for the Western District of Louisiana and that the lawsuits filed on October 16, 2006 and October 22, 2006 in the 16th Judicial District Court for the Parish of St. Mary, Louisiana and the United States District Court for the Southern District of Texas, respectively, have been stayed as a result of the limitation of liability action. In addition, on January 11, 2007, plaintiffs Janet Rink, individually and as the personal representative of the Estate of Kenneth Rink, Tysie Rink and Scott Rink filed a lawsuit in the United States District Court for the Western District of Louisiana against defendants Chevron Pipeline Company, Chevron USA, Inc., ChevronTexaco Pipeline Holdings, Inc., Chevron Natural Gas Services, Inc., the Company and Diamondback Energy Services, LLC. In this action, the plaintiffs allege the fault, negligence, unseaworthiness and/or strict liability of defendants in the death of Kenneth Rink, a crew member on one of the Athena barges, and seek unspecified damages.

In its Form 10-QSB, the Company also provided information regarding a lawsuit filed by Cudd Pressure Control, Inc. against nine defendants, including the Company. Since filing the Form 10-QSB, the Company filed a motion to dismiss on December 18, 2006, and is currently awaiting the court’s ruling. A pretrial conference is currently scheduled for February 5, 2007.

Litigation is inherently uncertain and its outcome cannot be predicted at this time.

Except as discussed herein, this report does not modify, amend or update in any way the description of any legal proceedings or any other item or disclosures set forth in our Quarterly Report on Form 10-QSB for the third quarter of 2006.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release dated January 29, 2007 entitled “Gulfport Energy Announces Successful East Hackberry Well.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date:	January 29, 2007	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release dated January 29, 2007 entitled “Gulfport Energy Announces Successful East Hackberry Well.”